                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned Trustees and/or officers of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust, hereby severally constitute and appoint William D. Cvengros, Stephen J. Treadway, Newton B. Schott, Jr., R. Wesley Burns, Henrik Larsen and Joseph B. Kittredge, Jr., our true and lawful attorneys, with full power to each of them to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.


Name:                         Capacity:                   Date:
----                          --------                    ----

 /s/ Stephen J. Treadway      Trustee, President          9/9/97
----------------------------
Stephen J. Treadway

 /s/ E. Philip Cannon         Trustee                     9/9/97
----------------------------
E. Philip Cannon

 /s/ Donald P. Carter         Trustee                     9/9/97
----------------------------
Donald P. Carter

 /s/ Gary A. Childress        Trustee                     9/9/97
----------------------------
Gary A. Childress

 /s/ William D. Cvengros      Trustee                     9/9/97
----------------------------
William D. Cvengros

 /s/ Gary L. Light            Trustee                     9/9/97
----------------------------
Gary L. Light

 /s/ Robert A. Prindiville    Trustee                     9/9/97
----------------------------
Robert A. Prindiville

 /s/ Joel Segall              Trustee                     9/9/97
----------------------------
Joel Segall


Name:                         Capacity:                   Date:
----                          --------                    ----


 /s/ W. Bryant Stooks         Trustee                     9/9/97
------------------------
W. Bryant Stooks

 /s/ Gerald M. Thorne         Trustee                     9/9/97
------------------------
Gerald M. Thorne

 /s/ Richard L. Nelson        Trustee                     9/9/97
------------------------
Richard L. Nelson

 /s/ Lyman W. Porter          Trustee                     9/9/97
------------------------
Lyman W. Porter

 /s/ Alan Richards            Trustee                     9/9/97
------------------------
Alan Richards

 /s/ John P. Hardaway         Treasurer                   9/9/97
------------------------
John P. Hardaway



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